UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): August 15, 2019

ATTIS INDUSTRIES INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-13984	13-3832215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12540 Broadwell Road, Suite 2104

Milton, GA 30004

(Address of Principal Executive Offices) (Zip Code)

(678) 580-5661
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.025	ATIS	The NASDAQ Capital Market
Warrant to purchase Common Stock (expiring January 30, 2022)	ATISW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2019, Attis Industries Inc. (the “Company”), and certain of its affiliates, entered into a Modification and Forbearance Agreement (the “Modification Agreement”) with Highscore Capital LLC (“Highscore”). Under the Modification Agreement, Highscore agreed to forbear from taking any action with respect to any defaults by the Company that may have occurred under the Loan and Security Agreement dated as of May 31, 2019 (the “Loan Agreement”) until August 31, 2019. Pursuant to the Modification Agreement, the Company increased the principal amount under the Loan Agreement by $1,500,000.00 (the “Principal Adjustment”) and is required to pay a fee of $25,000 per week until such date as all amounts payable under the Loan Agreement are paid.

In addition, at any time following the date on which the Company has filed with the Securities Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2019, Highscore may elect, in its sole and absolute discretion, to require payment of the Principal Adjustment in cash (as originally provided in the Agreement) or to accept, in lieu of cash payment, a number of shares of the Company’s common stock (the “Adjustment Shares”) equal to the quotient obtained by dividing $1,500,000.00 by a price of $1.75 per share; provided that if Attis Ethanol Fulton, LLC intends to pay the Loan Agreement in full prior to the date it matures, Highscore would be provided notice such that it could elect to receive the Adjustment Shares as set forth above, to the extent permitted.

The foregoing description of the Modification Agreement is qualified in its entirety by reference to the text of the Modification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Modification and Forbearance Agreement by and among Attis Industries Inc., Ethanol Fulton, LLC, Attis Biofuels, LLC, and Highscore Capital LLC, dated August 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Attis Industries Inc.

Date: August 22, 2019	By:	/s/ Jeffrey Cosman
Jeffrey Cosman
Chief Executive Officer

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